BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a)	Basis of presentation and use of estimates

The accompanying audited consolidated financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the consolidated financial statements in accordance with US GAAP requires management of the Group to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and  expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and the estimated useful lives of long-lived assets; valuation allowances for receivables, realizable values for inventories, valuation of notes receivable, fair value of warrants and share based payments and income taxes. Actual results could differ from those estimates.

The consolidated financial statements include all accounts of the Company and its wholly-owned subsidiaries.  All inter-company balances and transactions have been eliminated.

As shown in the accompanying financial statements, the Company has incurred loss from operations of $8,930,310 as of December 31, 2013. The Company has been working on improving its product quality and diversifies its product lines with high profit margins or creates new demand. It has also instituted more efficient management techniques. Management believes these factors will contribute toward achieving profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Reclassifications.

Certain prior year information has been reclassified to be comparable with the current period presentation. This reclassification has no effect on previously reported net income.

(b)	Foreign currency translation

The Group uses United States dollars (“U.S. Dollar” or “US$” or “$”) for financial reporting purposes. The Company maintains its books and records in its respective functional currency, Chinese Renminbi (“RMB”) and Hong Kong dollars (“HK$”), being the lawful currency in the PRCand Hong Kong, respectively. Assets and liabilities of the subsidiaries are translated from RMB or HK$ into U.S. Dollars using the applicable exchange rates prevailing at the balance sheet date. Items on the statements of operations and comprehensive income and cash flows are translated at average exchange rates during the reporting period. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income included in the stockholders’equity section of the balance sheets. The exchange rates used to translate amounts in RMB and HK$ into U.S. Dollars for the purposes of preparing the consolidated financial statements are as follows:

	2013	2012	2011
Balance sheet items, except for equity accounts	RMB6.0537=$1	RMB6.2301=$1	RMB6.2939=$1
	HK$7.7539=$1	HK$7.7507=$1	HK$7.7663=$1

	For the years ended
	2013	2012	2011
Items in statements of income and cash flows	RMB6.1412=$1	RMB6.2990=$1	RMB6.4475=$1
	HK$7.7565=$1	HK$7.7556=$1	HK$7.7793=$1

(c)	Cash

Cash represents cash in banks and cash on hand.

The Group maintains bank accounts in Hong Kong and PRC and the United States.

(d)	Accounts receivable

Accounts receivable are recorded at the invoiced amount, net of allowances for doubtful accounts, sales returns and trade discounts. The allowance for doubtful accounts is the Group’s best estimate of the amount of probable credit losses in the Group’s existing accounts receivable. Management determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

Outstanding account balances are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure to its customers.

(e)	Inventories

Inventories are stated at the lower of cost or market and consist primarily of flat rolled steel. Cost is determined using the weighted average cost method. In the case of work in process and finished goods, such costs comprise of direct materials, direct labor and an appropriate proportion of overheads. Market value for raw materials is based on replacement cost for work in process and finished goods on net realizable value. Appropriate consideration is given to obsolesence, excessive levels, deterioration, and fators evaluating net realizable value.

(f)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to general and administrative expenses as incurred. Depreciation of property, plant and equipment is computed by the straight-line method over the assets estimated useful lives ranging from five to fifty years. Building improvements, if any, are amortized on a straight-line basis over the estimated useful life. As at December 31, 2013 and December 31, 2012, Henan Green paid $2,184,217 and $266,312 deposit on acquisition of property, plant and equipment.

Upon sale or retirement of property, plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

Construction in progress represents the costs of property, plant and equipment under construction or installation. Depreciation commences when the asset is placed in service. The accumulated costs are reclassified as property, plant and equipment when installation or construction is completed. Government subsidies received reduce the cost of construction.

The estimated useful lives of the assets are as follows:

Estimated Useful Life (years)
Leasehold land improvement	46.5
Buildings	10 - 20
Machinery and equipment	5 - 20
Vehicles	5
Furniture fixtures and office equipment	5

(g)	Land use right

Land use right is recorded at cost less accumulated amortization. Land use rights represent the prepayments for the use of the parcels of land in the PRC where the Company’s production facilities are located, and are charged to expense over their respective land use right periods.  According to the laws of the PRC, the government owns all of the land in the PRC. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government.  Land use right is amortized using the straight-line method over the land use right term of 43 to 50 years.

(h)	Impairment of long-lived assets

In accordance with FASB ASC Topic 360, Property Plant and Equipment, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value. If long-lived assets are to be disposed, depreciation is discontinued, if applicable, and the assets are reclassified as held for sale at the lower of their carrying amounts or fair values less costs to sell.

The Company’s sole business is high-end cold-rolled steel processing. The company produces products by utilizing its facilities and equipment at one location in Zhengzhou, Henan Province, China.  Henan Green offers chromium-plating as value-add service to its customers but chromium-plating is an integral part of the whole production process of the Company rather than a stand-alone service.  As a result, the Group determined that the impairment review is appropriately evaluated at the entity level.  Based on the Group’s assessment, no impairment was recognized as of December 31, 2013 and December 31, 2012.

(i)	Fair value measurements

FASB ASC Topic 820, “Fair Value Measurement and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value. FASB ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs.  Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Company.  Unobservable inputs reflect the Company’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 -	Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 -	Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Group’s financial instruments consist principally of cash, accounts receivables, accounts payable, land use right payable, term loans, notes payables and accrued liabilities. None of which are held for trading purposes. Pursuant to ASC 820, the fair value of the Group's cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Group believes that the carrying amounts of all of its other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(j)	Revenue recognition

The Group generates revenue primarily from sales of steel mill flat-rolled products.

The Group recognizes its revenue upon the transfer of finished products to customers upon shipment from the Group's facilities. The Group sets the final price for a product based on the management's final measurement of the weight and dimensions of the product and confirmation that the product meets the customer's specifications as agreed in the original customer's order. The Group grants a three-week period for customers to dispute product quality. Based on the Group’s assessment and past experiences, the rate of customer disputes are considered immaterial.

In the PRC, value added tax (“VAT”) of 17% on the invoice amount is collected with respect to the sales of goods on behalf of tax authorities. The VAT collected is not revenue of the Group; instead, the amount is recorded as a liability on the balance sheet until such VAT is paid to the tax authorities.

(k)	Income taxes

Under the current laws of the BVI, the Group is not subject to any income or capital gains tax, and dividend payments we make are not subject to any withholding tax in the British Virgin Islands. Under the current laws of Hong Kong, Wealth Rainbow is not subject to any capital gains tax and dividend payments and is not subject to any withholding tax in Hong Kong.

The Group is not incorporated nor does it engage in any trade or business in the United States and is not subject to United States federal income taxes. The Group did not derive any significant amount of income subject to such taxes after completion of the Share Exchange and accordingly, no relevant tax provision is made in the consolidated statements of operations.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of income in the period that includes the enactment date.

The Group has not recorded deferred income taxes applicable to undistributed earnings of the subsidiary located in the PRC because it is the present intention of management to reinvest the undistributed earnings indefinitely in PRC. Undistributed earnings amounted to approximately $180.6 million and $189.8 million on December 31, 2013 and 2012, respectively. If the earnings of such foreign subsidiary were not indefinitely reinvested, a deferred tax liability of approximately $9.0 million and $9.5 million would have been required at December 31, 2013 and 2012, respectively.  Generally, such earnings become subject to the PRC tax upon the remittance of dividends and under certain other circumstances.

The Group prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. There have been regular PRC tax audit and the result was not materially difference for the company’s historical income tax provision and accrued. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. As of December 31, 2013 and 2012, there were no amounts that had been accrued with respect to uncertain tax positions.

(l)	Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, including legal proceedings and claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, product liability. The Group records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter. A determination of the amount of reserves and disclosures required, if any, for these contingencies are made after considerable analysis of each individual issue. The Group accrues for contingent liabilities when an assessment of the risk of loss is probable and can be reasonably estimated. The Group discloses contingent liabilities when the risk of loss is reasonably possible or probable. (See Note 20)

(m)	Share-based compensation expense

The Company awards restricted ordinary shares and other equity-based instruments to its officers, directors and consultants (collectively "share-based payments"). Compensation cost related to such awards is measured based on the fair value of the instrument on the grant date and is recognized on a straight-line basis over the requisite service period, which generally equals the vesting period. All of the Company's stock-based compensation is based on grants instruments and no liablity awards have been granted

(n)	Earnings per share

Basic earnings per share are computed on the basis of the weighted-average number of shares of our common stock outstanding during the period. Diluted earnings per share is computed on the basis of the weighted-average number of shares of our common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury method. As of December 31, 2013, the Company had a total of 144,000 warrants outstanding which were granted to its underwriter during November 2009 in connection with the sale of 4,800,000 ordinary shares. The warrants may be exercised on or after August 9, 2010 and until November 9, 2014. As of December 31, 2013, all such warrants are deemed to be anti-dilutive since the Company suffered net loss in the year ended December 31, 2013.

On May 1, 2013, the Company signed a warrant agreement with Cambelle-Inland, LLC, a Delaware limited liability company ("C-I") to obtain consulting services from C-I for the development of the Company's strategic opportunities. On May 8, 2013, the Company issued a warrant to C-I for the purchase of 500,000 ordinary shares (the “Warrant Shares”). The warrant may be exercised in full or part to purchase Warrant Shares at an initial exercise price of $2.20 per share at any time prior to the fifth anniversary of the date of issuance. As of December 31, 2013, the warrant was deemed to be anti-dilutive since the Company suffered net loss in the year ended December 31, 2013.

The following table sets forth the computation of basic and diluted net income per common share:

	For the years ended
	2013	2012	2011

Net (loss) / income	$(14,137,417)	$26,133,088	$57,620,552

Basic and diluted weighted average
outstanding shares	59,540,872	58,543,076	56,297,652

(Net loss)/Earnings per common stock:
Basic	$(0.24)	$0.45	$1.02
Diluted	$(0.24)	$0.45	$1.02

(o)	Segment information

FASB ASC Topic 280 "Segment reporting" establishes standards for reporting information on operating segments in interim and annual financial statements. The Group has only one segment, all of the Group's operations are in the PRC and all income are derived from the sales of steel mill flat-rolled products to mainly PRC customers and less than 1% was sold to overseas customers. Accordingly, no geographic information is presented.

(p)	Guarantee

Pursuant Accounting Standards Codification (“ASC”) 460-10-25-2, the guarantor is obligated in two aspects in every guarantee or indemnification—a noncontingent liability and a contingent liability. The noncontingent liability represents the guarantor’s obligation to stand ready to perform under the terms of the guarantee in the event that the specified triggering events or conditions occur. The contingent liability represents the guarantor’s obligation to make future payments of those triggering events or conditions occur and based on the probability that the guaranteed party will not perform under the contractual terms of the guaranty agreement.

We have assessed the contingent liabilities arising from the above-described guarantees and have concluded that no liabilities in respect of the guarantees were required to be recognized as of December 31, 2013 and 2012.

(q)	Economic and political risks

The Group's operations are conducted in the PRC. Accordingly, the Group's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances aboard, and rates and methods of taxation, among other things.

(r)	Credit risks

Cash held by the Company with PRC banks is subject to concentration of credit risk as it is not covered by any deposit insurance.

The Company, by policy, routinely assesses the financial strength of its customers. As a result, the Company believes that its accounts receivable credit risk exposure is limited and has not experienced significant write-downs in its accounts receivable balances.

(s)	Recently issued accounting standards

In February 2013, the FASB issued new authoritative accounting guidance related to the recognition and measurement of obligations arising from joint and several liability arrangements. This authoritative accounting guidance is effective for interim and annual periods beginning after December 15, 2013 and is to be applied retrospectively. Based on its evaluation, the Company determined this guidance does not currently impact the Company’s financial statements and disclosures.

In July 2013, the FASB issued new authoritative accounting guidance related to the reporting of unrecognized tax benefits when a net operating loss carry forward, similar tax loss, or tax credit carryforward exists. The guidance states an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carry-forward, a similar tax loss, or a tax credit carry-forward, with certain exceptions. This authoritative accounting guidance is effective for interim and annual periods beginning after December 15, 2013, and is to be applied prospectively to all unrecognized tax benefits that exist at the effective date. The Company determined this guidance does not significantly impact the Company’s financial statements and disclosures.

There are no new significant accounting standards applicable to the Company that have been issued but not yet adopted by the Company as of December 31, 2013.